SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Web Press Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WEB PRESS CORPORATION

22023 68th Avenue South

Kent, Washington 98032

Notice of Annual Meeting of Shareholders

to be held June 27, 2003

To Our Shareholders:

The Annual Meeting of the shareholders of Web Press Corporation (the “Company”) will be held at the Company’s offices at 22023 68th Avenue South, Kent, Washington at 10:00 a.m., local time, on Friday, June 27, 2003, for the following purposes:

1.	To elect eight persons to the Board of Directors of the Company to serve until the election of their successors now scheduled to occur at the 2004 Annual Meeting of the shareholders;

2.	To transact such other business as may properly come before the meeting.

A proxy statement containing information regarding the above item appears on the following pages. The Company’s 2002 Annual Report on Form 10-KSB is enclosed.

The record of shareholders entitled to receive notice of and to vote at the Annual Meeting was determined as of the close of business on May 15, 2003.

We have enclosed a proxy card that will enable you to vote your shares on the issues to be considered at the meeting. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and then return it to the Company in the enclosed envelope as soon as conveniently possible. If you wish to vote in favor of the agenda items in accordance with the Board of Director’s recommendation, you need not mark your vote on the proxy but need only sign, date, and return it to the Company.

Management sincerely appreciates your support. We look forward to seeing you at the Annual Meeting.

By Order of the Board of Directors,

/s/Craig L. Mathison

Craig L. Mathison
Secretary

May 23, 2003
Kent, Washington

YOUR VOTE IS IMPORTANT!

Please mark, date and sign the enclosed proxy and promptly
return it to the Company in the enclosed envelope.

INTRODUCTION
PROPOSAL 1
ELECTION OF DIRECTORS
FUNCTIONS AND MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES
COMPENSATION OF EXECUTIVE OFFICERS IN THE YEAR ENDED DECEMBER 31, 2002
AUDIT COMMITTEE REPORT FOR FISCAL YEAR 2002
COMPENSATION COMMITTEE REPORT ON FISCAL YEAR 2002 EXECUTIVE COMPENSATION
SHAREHOLDER RETURN PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
GENERAL INFORMATION

WEB PRESS CORPORATION
22023 68th Avenue South
Kent, Washington 98032

PROXY STATEMENT FOR THE 2003
ANNUAL MEETING OF THE SHAREHOLDERS

INTRODUCTION

The 2003 Annual Meeting of shareholders of Web Press Corporation (the “Company”) will be held at 10:00 a.m., local time, on Friday, June 27, 2003, at the Company’s offices at 22023 68th Avenue South, Kent, Washington.

This proxy statement is being distributed in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting. The Company intends to commence distribution of this proxy statement and the materials that accompany it on May 23, 2003. Except as otherwise expressly indicated, all information herein is provided as of May 15, 2003. Solicitation pursuant to this proxy statement may be followed by personal solicitation of certain shareholders by Management.

Each shareholder of record is invited to use the proxy card which accompanies this proxy statement to vote on (or to abstain from voting on) the proposal to be presented at the Annual Meeting. For the reasons indicated elsewhere in this proxy statement, Web Press’ Board of Directors recommends that shareholders vote FOR the agenda item on the proxy card. A shareholder who desires to vote on the matter in accordance with the Board’s recommendation need, however, only date, sign and return the enclosed proxy card. The Company requests that the dated and signed proxy be returned as soon as possible.

The record of shareholders entitled to receive notice of and to vote at the Annual Meeting was determined as of the close of business on May 15, 2002 (herein called the “record date”). At that time, 3,105,413 shares of Web Press common stock were outstanding. Each share of the common stock entitles its holder to one vote.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors has nominated eight individuals for election to the Board to serve until the 2004 annual shareholders’ meeting or until their successors are elected and qualified. The nominees are Gary B. Palmer, Rufus M. Sprague, Patrick F. Dunn, Gerald C. Knutzen, Edwin P. Beierlorzer, Alan W. White, Rolynn G. Mercer, and Roy B. Thompson. All of the nominees are presently members of the Board. If, on account of death or any other unforeseen contingency, any of such nominees should not be available for election, then the Board of Directors will either (i) reduce the size of the Board to eliminate the position for which the person was nominated or (ii) nominate a new candidate for election to the Board in place of the person unable to serve and vote in favor of the new candidate all shares covered by management proxies on which authority to vote for management nominees has not been generally withheld. Any such changes will be announced at the Annual Meeting but no advance notice of such change will be mailed or otherwise provided to the shareholders.

Management recommends that you vote for the nominees named above for election to the Board of Directors.

The Board has determined that eight directors (three outside directors and five members of management) are adequate, and the Board does not intend, at this time, to increase the size of the Board to the maximum of nine members allowed by the Company’s By-laws.

The following table identifies the eight persons nominated by the Board of Directors for election to the Board at the 2003 Annual Meeting and with respect to each person named shows: (i) his age; (ii) his principal business experience during the past five years (including all positions and offices held with the Company); and (iii) the year in which he first became a member of the Board of Directors.

		Experience During	Director
Name	Age	Past Five Years	Since

G.B. Palmer	55	President since December 20,1996. Director of Manufacturing September 1990 to December 20, 1996.	12/20/96

R.M. Sprague	63	Founder and owner Sprague Metal Co., a manufacturer of sheet metal products.	1/30/97

P.F. Dunn	54	Tax Manager with the State and Local Division, Amazon.com since July 2000. Prior to that he was with the Boeing Company, a Washington based aerospace product manufacturer, in various financial positions since 1973.	2/25/97

G. C. Knutzen	56	Partner for 12 years with Deloitte and Touche before retiring in 1995. Partner in charge of the Company’s audit during many of those years. Consults part-time on finance and accounting matters.	7/13/01

E.P. Beierlorzer	63	Vice President of Engineering since November 1997. Director of Engineering from June 1997 to November 1997. Consultant from July 1996 to June 1997. Chief engineer with Ecopak division, Ranpak Corporation, a manufacturer of packaging material and equipment, from August 1992 to June 1996	6/27/97

A.W. White	48	Vice President of Purchasing since November 1997. Purchasing manager since 1976.	6/27/97

R.G. Mercer	61	Vice President of Manufacturing since November 1997. Director of manufacturing December 1996 to November 1997. Production manager August 1990 to December 1996.	6/27/97

R.B. Thompson	62	Vice President of Technical Services since November 1997. Customer service manager October 1985 to November 1997.	6/27/97

FUNCTIONS AND MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors has the ultimate authority for the management of the Company’s business and objectives. The Board selects the Company’s executive officers, delegates responsibilities for the conduct of Company operations to those officers, and monitors their performance. The Board of Directors held four meetings during 2002. All of the incumbent directors attended more than 75% of the total board and committee meetings.

A number of important functions of the Board of Directors are performed by the committees which are comprised solely of outside members of the Board. The Board has designated two committees: an Audit Committee and a Compensation Committee. The Board as a whole appoints members to these committees, from among the outside directors, at the first meeting of the Board that occurs after the election to the Board of Directors. The Board retains the power to change at any time the authority or responsibility delegated to each committee or the members serving on such committee.

The Audit Committee performs the following principal functions: It recommends to the Board of Directors the firm of independent public accountants to audit the Company’s financial statements for each fiscal year; reviews with the Company’s independent auditors the general scope of their audit services; reviews the nature and extent of the non-audit services supplied by the Company’s independent auditors; reviews with the independent auditors the results of their audit; reviews reports and recommendations made to the Committee by company personnel and by independent auditors; reviews programs to monitor accounting practices and the effectiveness of internal accounting controls; reviews exceptions to such programs as are brought to its attention; approves the fees for services rendered by the independent auditors; and consults with management as it deems appropriate on the results of its reviews. The current members of the audit committee are G. C. Knutzen, P.F. Dunn and R.M. Sprague. The Committee met twice in 2002.

The Compensation Committee reviews remuneration and recommends to the Board of Directors any changes in remuneration (including salaries, options, commissions, bonuses, fringe benefits, and incentive compensation) for the officers and managers of the Company. The current members of the Compensation Committee are R.M. Sprague, P.F. Dunn and G. C. Knutzen. The Committee met once in 2002.

The Board of Directors does not have a standing committee responsible for nominating persons to become directors.

COMPENSATION OF EXECUTIVE OFFICERS IN THE YEAR ENDED
DECEMBER 31, 2002

The following table sets forth the aggregate total cash compensation accrued during the fiscal years ended December 31, 2002, 2001, and 2000 for the Chief Executive Officer of the Company.

		Annual Compensation

				Long-Term	All Other
Name/Principal		Salary	Bonus	Compensation	Compensation
Position	Year	($)	($)	($)	($)

G. B. Palmer	2002	76,000	2,095	0	0
President/General	2001	86,292	2,099	0	0
Manager/Director	2000	95,000	2,392	0	0

The Compensation Committee established a base salary for the president of $95,000 per year effective June 1, 1999. Mr. Palmer voluntarily had his salary reduced 20 percent during 2001. The president also participates in a performance bonus program covering all employees.

Directors who are not employees of the Company are paid an annual retainer of $1,000, $500 per year for participation on the audit or compensation committees, and $50 per meeting. Mr. Knutzen is paid an annual retainer of $5,000 for serving as Chairman of the Audit Committee.

No officer, director, nominee or associate of any officer, director, or nominee was indebted to the Company in an amount in excess of $60,000 at any time during the fiscal year ended December 31, 2002.

AUDIT COMMITTEE REPORT FOR FISCAL YEAR 2002

The Audit Committee reports to and acts of behalf of the Board of Directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

In this context, the Committee has met and held discussions with management and the independent auditors (including private sessions with the independent auditors and chief financial officer). Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee and the independent auditors have discussed the auditors’ independence from the Company and its management, including the matters in those written disclosures. Additionally, the Committee considered the financial information systems services and other non-audit services provided by the independent auditors and the fees and costs billed and expected to be filled by the independent auditors for those services (as shown on page 12 of this Proxy Statement). The Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

The Committee has discussed with the Company’s internal financial management and independent auditors, with and without management present, their evaluations of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred to above, the Committee believes that the non-audit services provided by the independent auditors are compatible with, and did not impair, auditor independence.

In further reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors on March 20, 2003, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved, subject to shareowner ratification, the selection of the Company’s independent auditors.

(The foregoing report was furnished by Messrs. Knutzen (Chairman), Dunn and Sprague.)

COMPENSATION COMMITTEE REPORT ON FISCAL YEAR 2002
EXECUTIVE COMPENSATION

The Company’s Compensation Committee regularly meets once each year and holds special meetings as required. The Committee is currently composed of three outside directors, R.M. Sprague, its Chairman, P.F. Dunn, and G. C. Knutzen. The Committee is responsible for reviewing and approving compensation and benefit programs that cover officers and key executives of the Company. This includes oversight of salary levels and salary changes for corporate officers, annual bonus plan award and payment decisions, stock options, change of control agreements, and any other forms of remuneration. In addition, the Committee evaluates performance of management, considers management succession, and deals with other matters related to senior management.

The Committee, in reviewing compensation packages including salaries, commissions, bonuses and stock options for its officers and key executives, uses periodic compensation surveys by such consulting firms as Milliman & Robertson Consulting, Washington Employer’s, and Panel’s Officer Compensation Report. It also considers S.E.C. and annual report information concerning compensation received by officers of similar companies, as well as information received from executive placement firms.

The Company’s compensation program for its President is stated in the section next above. The Compensation Committee has determined that such compensation is consistent with competitive conditions for chief executive officers considering the degree of responsibility, knowledge and experience involved, as well as the nature and size of the corporation.

The Company’s officers and directors are under no formal compensation agreements but all are paid based on the competency, skills, and experience required by their positions. The Compensation Committee has determined that all are being compensated reasonably and fairly.

The Compensation Committee expects that all compensation paid by the Company to its executive officers will be within the limits of deductibility under Section 162(m) of the Internal Revenue Code.

(The foregoing report was furnished by Messrs. Sprague (Chairman), Dunn, and Knutzen.)

SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total shareholder return on the Company’s Common Stock against the cumulative total return of the Standard & Poor’s Smallcap 600 Index, and the Standard & Poor’s 500 Industrial Machinery Index for the period of five years commencing December 31, 1997 and ending December 31, 2002. The graph assumes that $100 was invested on December 31, 1997 in each of the Company’s Common Stock, the Standard & Poor’s Smallcap 600 Index, and the Standard & Poor’s 500 Industrial Machinery Index and that all dividends were reinvested. This data was furnished by Standard & Poor’s Compustat Services, Inc.

Note that “Shareholders’ Return” is measured by changes in the market price of stock adjusted for dividends paid. Since Web Press Corporation stock is very thinly traded, the market price of its stock does not, in management’s opinion, accurately reflect the value and performance of the Company.

Web’s performance should be measured against other companies in the printing press manufacturing industry; however, figures for Web’s competitors are not available. The Standard & Poor’s figures are believed to be the most nearly comparable, but they do not provide a direct comparison with companies in the printing press manufacturing industry.

•	Assumes that the value of investments in Web Press Corporation common stock and each index stock was $100 on December 1, 1997 and that all dividends were invested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 15, 2003, information with respect to the beneficial ownership of common stock of the Company by each person who is known by the Company to have owned beneficially more than 5% of the Company’s common stock, and by each of its executive officers and directors, and by its executive officers and directors as a group:

		Percent
Name and Address	Shares Owned	Of Class

Alan W. White	551,400	17.76%
3025 196th Ave. Ct. E Sumner, WA 98390

(Continued on the following Page)

(Continued from the previous page)

Rolynn G. Mercer	520,667	(1)	16.77%
23326 51st Avenue South Kent, WA 98032
Roy B. Thompson	513,000	(2)	16.52%
3901 NE 22 Renton, WA 98056
Gary B. Palmer	264,833		8.53%
285 Mt. Rainier Pl. Issaquah, WA 98027
Edwin P. Beierlorzer	256,500		8.26%
4714 - 161 Ave. SE Bellevue, WA 98006
Rufus M. Sprague	63,200		2.04%
417 Milwaukee Blvd. N. Pacific, WA 98047
Gerald C. Knutzen	-0-		*
222 S. W. 292nd Street Federal Way, WA 98023
Patrick F. Dunn	-0-		*
9768 Waters Ave. S Seattle, WA 98118
Craig L. Mathison	-0-		*
9553 49th Avenue N.E. Seattle, WA 98115
All Directors and Officers as a Group (9 persons)	2,169,600		69.89%

* Less than 1%

(1)	Includes 73,894 shares owned by Mr. Mercer’s wife.

(2)	Includes 54,605 shares owned by Mr. Thompson’s wife.

R.M. Sprague, a Director of the Company and owner of Sprague Metal Company, has an ongoing relationship with the Company as a supplier of sheet metal products and other miscellaneous parts. This relationship is expected to continue in the future. During the fiscal year ended December 31, 2002, the Company purchased parts costing $113,228 from the Sprague Metal Company. The Company’s management negotiates purchase orders and prices for the items purchased. Management believes the prices paid are competitive with other sources.

APPOINTMENT OF AND SERVICES PERFORMED BY
INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton LLP audited the Company’s financial statements for the year ended December 31, 2002. This firm has audited the consolidated financial statements of the Company since 1994. A representative of the firm will be present at the Annual Meeting with the opportunity to make a statement if he/she so desires, and will be available to respond to appropriate questions raised orally at the meeting or submitted to the Company’s Secretary before the meeting.

With the recommendation of the Audit Committee, the Board of Directors has appointed Grant Thornton LLP to audit the Company’s financial statements for the year ending December 31, 2003.

During fiscal year 2002, Grant Thornton LLP not only acted as the independent auditors for the Company and its subsidiary (work related to auditing the annual financial statements for the fiscal year 2002 and reviewing the financial statements included in the Company’s Forms 10-QSB), but also rendered on their behalf other services, including tax-related services, and other accounting and auditing services. The following table sets forth the aggregate fees billed or expected to be billed by Grant Thornton LLP for audit services rendered in connection with the financial statements and reports for fiscal year 2002 and for other services rendered during fiscal year 2002 on behalf of the Company, as well as all “out-of-pocket” costs incurred in connection with these services, which have been or will be filled to the Company:

Audit fees for the year 2002	$55,252
Financial information systems design and implementation	0
All other fees:
Tax services	$8,085
Other	3,590

Total all other fees	$11,675

GENERAL INFORMATION

Quorum and Adjournments

A majority of the voting power represented by the common stock outstanding on the record date will constitute a quorum for the transaction of business at the Annual Meeting of shareholders.

All management proxies grant authority to vote the shares covered thereby: (i) to adjourn the Annual Meeting of shareholders until a quorum can be obtained or for any other reason deemed desirable by management; (ii) to set the time at which the meeting will be held after any such adjournment; and (iii) on all issues which come up for vote at the meeting whenever it is held after any such adjournment.

Voting of Proxies Solicited by the Board of Directors

All shares of common stock represented by any proxy card in the accompanying form which is completed as directed on the accompanying proxy card or in any other manner reasonably satisfactory to the Company and which is received by the Company in time to permit voting (a “management proxy”) will be voted as directed on such proxy and, in the absence of such directive, will be voted FOR the election as directors of the Company of the persons nominated by the Board of Directors. Under applicable law, the eight persons who receive the greatest number of votes cast for election of directors will be elected. Abstention from voting for one or more directors will have the practical effect of voting against such director or directors since it will mean fewer votes for approval. Broker non-votes will have the same effect.

Management of the Company does not know of any matter that will be presented for action at the 2003 Annual Meeting in addition to the matter identified in this proxy statement. All shares covered by management proxy will be voted with respect to any other matter not described in this proxy statement, which is properly brought before the meeting, in accordance with the judgment of the proxies.

Revocability of Proxies

Any proxy may be revoked by the person or persons giving it at any time before it has been exercised at the meeting by giving notice of revocation to the Company’s Secretary in writing or by voting by ballot at the meeting.

Section 16(a) Beneficial Ownership Report Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires that certain of the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on its review of the copies of such forms received by the Company, the Company believes that, in 2002, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Solicitation Costs

This proxy statement has been issued in connection with the solicitation of proxies by the Board of Directors. The Company will pay the cost of the preparation and mailing of this proxy statement and all other costs in this proxy solicitation.

2004 Shareholder Proposals

In order for a proposal by any shareholder to be included in the proxy statement and form of proxy which will be issued by the Company in connection with the 2004 Annual Meeting of shareholders, the proposal (i) must be delivered in writing to the Company’s Secretary at 22023 68th Ave., South, Kent, Washington, 98032 not later than February 15, 2004 and (ii) must satisfy the conditions established by the Securities and Exchange Commission as necessary to entitle such proposal to be included in the proxy statement and form of proxy.

Reports to Shareholders

The Company has mailed this proxy statement and a copy of its 2002 Annual Report on Form 10-KSB to each shareholder entitled to vote at the meeting. Included in the 2002 Annual Report on Form 10-KSB are the Company’s consolidated financial statements for the fiscal year ended December 31, 2002.

THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

By order of the Board of Directors,

/s/Craig L. Mathison

May 21, 2003	Craig L. Mathison
Kent, Washington	Secretary
Web Press Corporation

Exhibits 1

Charter for the Audit Committee of the Board of Directors

1.	Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the Company’s audit and financial reporting process.

The independent accountants’ ultimate responsibility is to the Board of Directors and the Audit Committee, as representatives of the shareholders. These representatives have the ultimate authority to select, evaluate, and where appropriate, replace the independent accountants.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section 3 of the Charter. The Committee shall be given full access to the Company’s internal accounting staff, Board Chairman, Company executives and independent accountants as necessary to carry out these responsibilities.

2.	Membership of the Audit Committee

The Audit Committee shall be comprised of three or more directors, each of whom will be independent.

All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, statement of operations, and cash flow statement.

At lease one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

3.	Responsibilities and Duties

The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors. The financial management and the independent auditors of the Company have more time, knowledge and more detailed information on the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

In carrying out its oversight responsibilities, the Audit Committee shall perform the following functions:

a.	Review annually the Audit Committee Charter for adequacy and recommend any changes to the Board of Directors.

b.	Review the accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations.

c.	Review the financial, investment and risk management policies followed by the Company in operating its business activities.

d.	Review the Company’s annual financial statements.

e.	Review any management letter prepared by the independent accountants and review the Company’s internal financial controls, including the activities of the Company’s internal accountants.

f.	Recommend to the Board of Directors the selection of the independent accountants.

g.	Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, and review and discuss with the accountants all significant relationships the accountants have with the Company to determined the accountants’ independence.

h.	Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

i.	Review the performance of the independent accountants and approve any proposed changes in the accountants when circumstances warrant.

j.	Following completion of the annual audit, review separately with the independent accountants, internal accounts, and management any significant difficulties encountered during the course of the audit.

k.	Report to the Board of Directors on the major items covered at each Audit Committee meeting and make recommendations to the Board and management concerning these matters.

l.	Perform any other activities consistent with this charter, the Corporation’s Bylaws and governing law as the Audit Committee or the Board of Directors deems necessary or appropriate.

4.	Audit Committee Meetings

The Audit Committee will meet on a regular basis, approximately 2 to 3 times each year, and will hold special meetings, as circumstances require. The Audit Committee shall determine the timing of the meetings.

At all Audit Committee meetings a majority of the total number of members shall constitute a quorum.

5.	Communication Between Audit Committee Meetings

The Committee will meet at any time if the independent accountants believe that certain communication to the committee (e.g., significant events, transactions or changes to accounting principles affecting the quality of financial statements) is required in connection with their review of quarterly reporting.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

		FOR all nominees below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
1. Election of Directors Nominees:		☐	☐

01 G.B. Palmer	05 A.W. White
02 R.M. Sprague	06 R.G. Mercer
03 P.F. Dunn	07 R.B. Thompson
04 E.P. Beierlorzer	08 G.C. Knutzen

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for the nominees named in Item 1 and for Item 2.

Please sign exactly as name appears above. When shares are held by joint tenants or spouses, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature   __________________________________________   Signature if held jointly   ______________________________________   Date   ____________, 2003

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Δ  Detach here from proxy voting card.  Δ

PROXY

WEB PRESS CORPORATION
22023 68th Ave. South, Kent, WA 98032

ANNUAL MEETING OF SHAREHOLDERS
JUNE 27, 2003

This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints G.B. Palmer or C.L. Mathison as Proxy, in the order named and each with the power to appoint his substitute, and hereby authorizes the Proxy to represent and to vote, as designated below, all the shares of common stock of Web Press Corporation held of record by the undersigned on May 15, 2003, at the Annual Meeting of Shareholders to be held on June 27, 2003 or any adjournment thereof.

(Date and sign on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ  Detach here from proxy voting card.  Δ

You can now access your Web Press Corporation account online.

Access your Web Press Corporation shareholder account online via Investor ServiceDirect ® (ISD).

Mellon Investor Services LLC, agent for Web Press Corporation Investor Services, now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS – Establish a PIN	Step 2: Log in for Account Access	Step 3: Account Status Screen
You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

The confidentiality of your personal information is protected using secure socket layer (SSL) technology.

• SSN or Investor ID
• Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference	You are now ready to log in. To access your account please enter your:

• SSN or Investor ID
• PIN
• Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account	You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

• Certificate History
• Book-Entry Information
• Issue Certificate
• Payment History
• Address Change
• Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time